Exhibit 99.1

dELiA*s, INC.	Common Stock
Shares

CUSIP 246885 10 7
see reverse side for certain definitions

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

dELiA*s, INC.

(hereinafter the “Corporation”), transferable on the books of the Corporation by the holders hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of the duly authorized officers of the Corporation.

Dated:

CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
By:
AUTHORIZED SIGNATURE

dELiA*s, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants
in common
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address, including postal zip code, of assignee

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the names as written upon the face of the Certificate, in every particular, without alteration or enlargement.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT

TO S.E.C. RULE 17